CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Gusana Explorations Inc. (the "Company") on Form 10-QSB for the period ended May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey Lubell, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: July 21, 2003

/s/ Jeffrey Lubell
Jeffrey Lubell, President and Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)